SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2001


                              VARSITY BRANDS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-19298                22-2890400
           --------                     -------                ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)

2525 HORIZON LAKE DRIVE, SUITE 1, MEMPHIS, TENNESSEE              38133
----------------------------------------------------              -----
     (Address of principal executive offices)                   (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (901) 387-4300

                      FORMERLY KNOWN AS RIDDELL SPORTS INC.
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)









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ITEM 5.  OTHER EVENTS.

         On November 14, 2001, Varsity Brands, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference, reporting the commencement by the Company of a "Modified Dutch Auction" tender offer to purchase for cash a portion of its outstanding 10-1/2% Senior Notes due 2007.

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press release issued by the Company on November 14, 2001.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VARSITY BRANDS, INC.
                                        (Registrant)


Date: November 15, 2001                 By:  /s/ DAVID GROELINGER
                                           -----------------------------------
                                        Name: David Groelinger
                                        Title: Executive Vice President














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                                INDEX TO EXHIBITS

EXHIBIT NO.
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99.1       Press release issued by the Company on November 14, 2001.